SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 27, 2004
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822             25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                    Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (412) 279-1059

  _________________________________________________________
(Former name or former address, if changes since last report.)




[ ] Written communicatons pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))








Section 8  Other Events

Item 8.01 Other Events

On October 27, 2004, BICO Incorporated announced that they
Have entered into an Agreement and Plan of Merger with a private
California-based company, cXc Services, Inc. with the surviving entity continuing as the publicly traded company under the BICO, Inc. name and trading symbol, BIKO. (See attached Press Release)







SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Anthony Paterra
                                            Anthony Paterra,
                                            CEO, Director




DATED:  October 27, 2004

























BICO, INCORPORATED                                       NEWS RELEASE


                 BICO ENTERS INTO FORMAL AGREEMENT OF PLAN TO MERGE



Pittsburgh, PA - October 27, 2004 - BICO, Incorporated, (Pink Sheets:BIKO) announced today that they have entered into an Agreement and Plan of Merger with a private California-based company, cXc Services, Inc. (website: is www.cxcservices.com) with the surviving entity continuing as the publicly traded company under the BICO, Inc. name and the trading symbol, BIKO. The foregoing is in accord with BICO's Chapter 11 Reorganization Plan approved by the U.S. Bankruptcy Court, Western District of Pennsylvania and consented to by the Securities and Exchange commission as well as the Pennsylvania Department of Revenue. It is anticipated that the merger will be completed in the very near future.

cXc Services, Inc. ("cXc") is a new company which will be both a distributor of Internet appliances and an advertising and content publisher, delivering content and other fee-based services, including ISP, telephone services, video conferencing and e-commerce fulfillment directly to its appliances. cXc is the exclusive North American distributor of Amstrad's em@iler web phones. Amstrad is a British company that has been in the consumer electronics business since 1972 manufacturing PC's, audio equipment and television "set top" boxes as well as telephones. The key features of the latest model, the E3, include: e-mail management, internet access, built-in video camera, USB port, EMV complaint smart card reader, SMS/MMS messaging, built-in digital voice mail, full-duplex quality hands-free speakerphone, Linux operating system, and Mobile Explorer browser.
The E3 is in the final process of gaining FCC, UL, and Canadian Industries approval.

BICO's corporate offices are located in Pittsburgh, Pennsylvania


For further information, contact:
Anthony Paterra, Chief Executive Officer
Telephone:  412 279-1059



This news release may include comments that do not refer strictly to historical results and may be deemed to the forward-looking within the meaning of the safe harbor provisions of the U.S. Federal Securities Laws. These include, among other things, statements about expectations of future events, revenues, cash flow, and performance. Forward-looking statements are subject to risks and uncertainties that may cause the company's results to differ materially from expectations. These risks include the company's ability to consummate the merger, develop its new business, the company's ability to develop appropriate strategic alliances, raise working capital and successful development and implementation of technology, acceptance of the company's products and services, and other such risks as the company may identify and discuss from time to time, including those risks disclosed in the company's current and future filings with the Securities and Exchange Commission. Accordingly, there is no certainty that the company's plans will be achieved.